UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                              NETWORK ENGINES, INC.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                       0-30863                     04-3064173
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 (State or Other Juris-             (Commission                 (IRS Employer
diction of Incorporation            File Number)             Identification No.)

            25 Dan Road, Canton, MA                                 02021
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    (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (781) 332-1000



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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On January 27, 2005, Network Engines, Inc. announced its financial results for the quarter ended December 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

     (c) Exhibits

     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

     99.1 Press Release entitled "Network Engines Announces First Fiscal Quarter 2005 Financial Results", issued by the company on January 27, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NETWORK ENGINES, INC.
  Date:  January 27, 2005
                                By:  /s/ Douglas G. Bryant
                                      ----------------------------------------
                                      Douglas G. Bryant
                                      Vice President of Finance and
                                      Administration, Chief Financial Officer,
                                      Treasurer and Secretary (Principal
                                      Financial Officer and Principal
                                      Accounting Officer)

                                  EXHIBIT INDEX

         Exhibit No.                              Description
         -----------                              -----------

         99.1 Press release entitled "Network Engines Announces First Fiscal Quarter 2005 Financial Results", issued by the company on January 27, 2005